Going Concern	6 Months Ended
Jun. 30, 2014
Disclosure Text Block [Abstract]
Going concern

 3. Going concern

As of June 30, 2014, the drilling segment was in compliance with its financial covenants while the shipping segment was in breach of certain financial covenants, contained in the Company's loan agreements relating to $82,650 of the Company's debt, giving effect to the waivers subsequently signed. Even though as of to date none of the lenders have declared an event of default under the loan agreements, these breaches constitute events of default and may result in the lenders requiring immediate repayment of the loans. As a result of this non-compliance and of the cross default provisions contained in all bank loan agreements of the shipping segment, the Company has classified the respective bank loans amounting to $896,563 as current liabilities (Note 9). As a result, the Company reported a working capital deficit of $1,004,262 at June 30, 2014.

In addition and as further discussed in Note 13, the Company's expected short term capital commitments to fund the construction installments under the shipbuilding contracts in the twelve-month period ending June 30, 2015, amount to $627,140. Cash expected to be generated from operations assuming that current market charter hire rates would prevail in the twelve-month period ending June 30, 2015, will not be sufficient to cover the Company's unfinanced capital commitments. The Company expects to finance its current maturities of long-term debt and unfinanced capital commitments with cash on hand, operational cash flows and debt or equity issuances.

On October 4, 2013, the Company filed a prospectus supplement to the universal shelf registration statement on Form F-3 filed on August 30, 2013, pursuant to an at-the-market offering for up to $200,000 of the Company's common shares. In connection with the offering, the Company entered into a Sales Agreement with Evercore Group L.L.C., ("Evercore"), the sales agent, dated October 4, 2013. During 2013, 6,892,233 common shares were issued and sold pursuant to the at-the-market offering, resulting in proceeds of $23,655, after deducting commissions, while in the six months ended June 30, 2014, 22,209,844 common shares were issued and sold pursuant to the at-the-market offering, resulting in proceeds of $90,016, after deducting commissions.

The Company is currently in negotiations with its lenders to obtain waivers, waiver extensions or to restructure the affected debt. Management expects that the lenders will not demand payment of the loans before their maturity, provided that the Company pays scheduled loan installments and accumulated or accrued interest as they fall due under the existing credit facilities. Management plans to settle the loan interest and scheduled loan repayments with cash expected to be generated from operations and from financing activities.

The unaudited interim condensed consolidated financial statements have been prepared assuming that the Company will continue as a going concern. Accordingly, the unaudited interim condensed consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, the amounts and classification of liabilities, or any other adjustments that might result in the event the Company is unable to continue as a going concern.